      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 8, 2002
                                                           REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                      ------------------------------------
                             A. O. SMITH CORPORATION
             (Exact name of registrant as specified in its charter)
                   DELAWARE                               39-061970
        (State or other jurisdiction of               (I.R.S. Employer
        incorporation or organization)               Identification No.)
                              11270 WEST PARK PLACE
                            MILWAUKEE, WI 53224-9508
                                 (414) 359-4000
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                      -------------------------------------
                             W. DAVID ROMOSER, ESQ.
                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                             A. O. SMITH CORPORATION
                              11270 WEST PARK PLACE
                            MILWAUKEE, WI 53224-9508
                            TELEPHONE: (414) 359-4000
                            FACSIMILE: (414) 359-4143
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                      -------------------------------------
                                 with a copy to:
    PATRICK G. QUICK, ESQ.                   TOD B. LINSTROTH, ESQ.
       FOLEY & LARDNER                      GEOFFREY R. MORGAN, ESQ.
  777 EAST WISCONSIN AVENUE                  GREGORY J. LYNCH, ESQ.
  MILWAUKEE, WISCONSIN 53202              MICHAEL BEST & FRIEDRICH LLP
  TELEPHONE: (414) 271-2400                ONE SOUTH PINCKNEY STREET
  FACSIMILE: (414) 297-4900                  MADISON, WI 53701-1806
                                           TELEPHONE: (608) 257-3501
                                           FACSIMILE: (608) 283-2275

                      -------------------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [ ]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-86074
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                         CALCULATION OF REGISTRATION FEE

===================================================================================================================================
     TITLE OF EACH CLASS OF         AMOUNT TO BE       PROPOSED MAXIMUM OFFERING     PROPOSED MAXIMUM AGGREGATE       AMOUNT OF
  SECURITIES TO BE REGISTERED        REGISTERED             PRICE PER SHARE                 OFFERING PRICE        REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $1 par value......  751,065 shares                 $28.25                    $21,217,586.25               $1,953
===================================================================================================================================

                      -------------------------------------
     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.

================================================================================

                                EXPLANATORY NOTE

         This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction IV of Form S-3, both as promulgated under the Securities Act of 1933. The contents of the Registration Statement on Form S-3 (Registration No. 333-86074), including Amendment No. 1 and the exhibits thereto, filed by A.
O. Smith Corporation with the Securities and Exchange Commission, which was declared effective on May 7, 2002, are incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, State of Wisconsin, on May 8, 2002.

                                   A. O. SMITH CORPORATION


                                   By:/s/ Robert J. O'Toole
                                      -----------------------------------------
                                      Robert J. O'Toole
                                      Chairman of the Board, President and
                                      Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                Signature                                          Title                                  Date
                ---------                                          -----                                  ----
/s/ Robert J. O'Toole                       Chairman of the Board of Directors, President and         May 8, 2002
------------------------------------        Chief Executive Officer and Director (Principal
Robert J. O'Toole                           Executive Officer)

/s/ Kenneth W. Krueger                      Senior Vice President and Chief Financial Officer         May 8, 2002
------------------------------------        (Principal Financial Officer)
Kenneth W. Krueger

/s/ John J. Kita                            Vice President, Treasurer and Controller                  May 8, 2002
------------------------------------        (Principal Accounting Officer)
John J. Kita

                  *                         Director                                                  May 8, 2002
------------------------------------
Glen R. Bomberger

                  *                         Director                                                  May 8, 2002
------------------------------------
Ronald D. Brown

                  *                         Director                                                  May 8, 2002
------------------------------------
William F. Buehler

                  *                         Director                                                  May 8, 2002
------------------------------------
Kathleen J. Hempel

                  *                         Director                                                  May 8, 2002
------------------------------------
Agnar Pytte

                  *                         Director                                                  May 8, 2002
------------------------------------
Bruce M. Smith

                  *                         Director                                                  May 8, 2002
------------------------------------
Mark D. Smith


*By:/s/ Kenneth W. Krueger
    --------------------------------
      Kenneth W. Krueger
      Attorney-in-fact

                                  EXHIBIT INDEX

  EXHIBIT
   NUMBER                           DOCUMENT DESCRIPTION
   ------                           --------------------

   (5) Opinion of W. David Romoser, Vice President, General Counsel and Secretary of the Registrant (including consent of counsel).

   (23.1)      Consent of Ernst & Young LLP.

   (23.2)      Consent of Lattimore Black Morgan & Cain, PC.

   (23.3) Consent of W. David Romoser, Vice President, General Counsel and Secretary of the Registrant (filed as part of Exhibit (5)).

   (24) Powers of Attorney [Incorporated by reference to Exhibit 24 to the Company's Registration Statement on Form S-3 (Reg. No. 333-86074)].


                                      E-1